UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07917

Wilshire Variable Insurance Trust
(Exact name of Registrant as specified in charter)

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-451-3051

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
ANNUAL REPORT Wilshire Global Allocation Fund (Formerly Balanced Fund)
December 31, 2014

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentary	4
Disclosure of Fund Expenses	7
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Additional Fund Information	31
Board Approval of Advisory Agreement	34
Shareholder Voting Results	36
Tax Information	40

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter to Shareholders

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2014 to December 31, 2014 for the Wilshire Global Allocation Fund.

Market Environment

U.S. Equity Market

2014 was another strong year for the domestic equity market with the Wilshire 5000 IndexSM gaining 12.73%. This advance marked the Wilshire 5000’s sixth consecutive year of positive returns and a 164.21% advance since the end of 2008. All style and size segments delivered positive returns, with large capitalization securities outperforming their smaller capitalization counterparts across all style segments. Growth stocks outpaced value stocks within the large capitalization space while value outpaced growth for small capitalization securities.

After a strong first half of the year, the market stalled in the third quarter. A strong positive return in August prevented the first down quarter in two years as the market lost ground in both July and September. Equity markets experienced a volatile third quarter, despite the relatively mild quarter-end return numbers, as investors were confronted with numerous geopolitical events, including continued problems in Ukraine, U.S. military involvement in Iraq and Syria, and pro-democracy protests in Hong Kong. Stocks advanced in the fourth quarter as oil prices fell, U.S. economic growth accelerated, the U.S. Dollar strengthened, and the Federal Reserve said that it would be “patient” in raising interest rates. The Utilities, Health Care, and Information Technology sectors were the best performing sectors for the year, returning 26.56%, 24.90%, and 16.47%, respectively, while the Energy and Telecom Services sectors had negative yearly performance, returning -6.28% and -1.52%, respectively.

International Equity Market

Developed international markets, as represented by the MSCI EAFE Index, struggled in 2014, returning -4.90%. After lingering concerns over economic and political uncertainty and turmoil between Russia and Ukraine put pressure on markets in the first quarter, global markets marched solidly upward in the second quarter. Europe’s fiscal woes continued into the second half of the year as investors digested weak economic data and the European Central Bank drove short-term rates into negative territory. European markets closed 2014 in negative territory as the euro hit a two year low against the U.S. Dollar. Similarly, after advancing in the second quarter, Japanese equities retracted in the second half of the year against the backdrop of a rapidly depreciating currency and fading enthusiasm for Prime Minister Abe’s economic program. Emerging markets again lagged in 2014 as rising geopolitical risk, deflating currencies and the end of U.S. quantitative easing rattled investors. The MSCI Emerging Markets Index returned -2.19% for the year.

Bond Market

Fixed income performance was strong in 2014 as falling interest rates and disappointing economic data from international markets created a favorable backdrop for bonds, driving investors to safe-haven U.S. assets. The Barclays U.S. Aggregate Bond Index returned 5.97%, its highest yearly return since 2011. Treasury inflation-protected securities (TIPS) performed well during the first half of the year but struggled during the second half as the price of oil rapidly declined. Similar to TIPS, high yield securities lagged during the second half of the year as lower crude oil prices worried investors as many issuers of high yield securities are Energy sector companies. Despite declining in the third and fourth quarter, both the Barclays U.S. TIPS Index and the Barclays U.S. High Yield Index had positive performance for the year, returning 3.64% and 2.45%, respectively. Throughout 2014, the 10-year Treasury yield declined 87 basis points to end 2014 at 2.17%.

During the fourth quarter, the Federal Reserve ended its bond-purchase program. With quantitative easing complete, investors turned their focus to the Federal Reserve’s likely timetable for increasing short-term interest rates. The Central Bank stated that it would be “patient in beginning to normalize the stance of monetary policy”, with the exact timing of rate increases to be ultimately dictated by economic factors.

Wilshire Variable Insurance Trust Letter to Shareholders - (Continued)

Fund Performance Review

The Wilshire Variable Insurance Trust Global Allocation Fund returned 2.17% for the year, underperforming its custom benchmark return of 5.43%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Fund’s investment objectives. As always, we appreciate your continued support and confidence.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
 President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the risks associated with investing, investments in smaller companies typically exhibit higher volatility. Bonds and bond funds will decrease in value as interest rates rise. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. Foreign investment risk may be particularly high to the extent the funds invest in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. Diversification may not protect against loss.

The Fund is available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Please see the prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
Average Annual Total Return

One Year Ended 12/31/14	2.17%
Five Years Ended 12/31/14	8.35%
Ten Years Ended 12/31/14	4.48%

STOCK/BOND COMPOSITE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	5.43%
Five Years Ended 12/31/14	7.83%
Ten Years Ended 12/31/14	5.95%

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE
Comparison of Change in Value of a $10,000 Investment in the Wilshire Global
Allocation Fund and the Stock/Bond Composite Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
Stock/Bond Composite Index is a blend of 65% MSCI All Country World (ACWI) Index and 35% Barclays Global Aggregate Index (Hedged). The MSCI ACWI Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2014, fees totaling 0.05% of average net assets were waived.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2014)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, returning 12.73% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 IndexSM (the longest streak being 3.5 years during the second part of the 1990’s).

International stock markets underperformed the U.S. market as the MSCI All Country World ex-U.S. Index returned -3.87% in 2014. Europe closed 2014 in negative territory as regional economic growth slowed down markedly in relation to the U.S. economy. Inflation rates in Europe have fallen to levels that have raised the specter of deflation, leading many analysts to expect further intervention by central banks to jump-start economic growth. Pacific regional markets, in contrast, continued their strong performance despite Japan’s recent descent into recession. China’s own economic slowdown, combined with Russia’s recent struggles with a sagging ruble and sinking oil prices, held back emerging market performance overall.

The U.S. Treasury yield curve ended 2014 considerably flatter, with yields sharply lower in maturities beyond five years. Investment-grade credit spreads tightened over the first half of the year, then ended 2014 slightly wider; high yield credit spreads widened to end 2014 closer to historical averages. Low yields in the developed markets have resulted in strong performance for off¬shore bonds in local currency terms. Emerging market debt also benefited from low yields worldwide. The strong U.S. dollar, however, eroded global market gains for U.S.-based investors.

The Fund returned 2.17% for the year ended December 31, 2014, underperforming the Fund’s custom benchmark return of 5.43%. An overweight allocation to international equities was a large detractor from performance as foreign securities sold off during the period relative to domestic equities. The Fund’s fixed income saw price appreciation attributable to tightening of credit spreads outside of high yield. Returns were largely driven by investments in asset-backed securities across various subsectors including collateralized loan obligations, commercial real estate collateralized debt obligations, and aircraft lease securitizations.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2015 as the market deals with ongoing macroeconomic and geopolitical issues.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2014

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2014

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period 07/01/14-12/31/14(2)(3)
Wilshire Global Allocation Fund(4)
Actual Fund Return	$1,000.00	$ 982.30	0.61%	$3.05
Hypothetical 5% Return	$1,000.00	$1,022.13	0.61%	$3.11

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the underlying funds.

Wilshire Global Allocation Fund Schedule of Investments December 31, 2014

	Maturity
	Date	Shares/Par	Value
INVESTMENTS IN AFFILIATED FUNDS — 68.4%
Wilshire International Equity Fund*		18,349,630	$164,963,172
Wilshire Large Company Growth Portfolio*		1,687,332	68,539,420
Wilshire Large Company Value Portfolio*		2,950,532	62,669,304
Wilshire Small Company Growth Portfolio*		625,606	15,483,743
Wilshire Small Company Value Portfolio*		664,426	15,421,320

Total Investments in Affiliated Funds
(Cost $343,450,179)			327,076,959

ASSET-BACKED SECURITIES — 15.6%
Consumer Discretionary — 0.1%
Connecticut Valley Structured Credit CDO III, Ltd.
0.902%(a) (b)	03/23/23	$500,000	478,895

Energy — 0.4%
Encore Credit Receivables Trust
0.610%(a)	01/25/36	2,150,000	1,980,664

Financials — 1.1%
ARES XI CLO, Ltd.
3.230%(a) (b)	10/11/21	2,000,000	1,938,404
ARES XXIII CLO, Ltd.
3.433%(a) (b)	04/19/23	1,250,000	1,243,750
CIFC Funding, Ltd.
1.732%(a) (b)	05/10/21	1,300,000	1,201,087
3.303%(a) (b)	08/14/24	1,000,000	985,374
			5,368,615
Health Care — 0.3%
Gale Force CLO, Ltd.
3.925%(a) (b)	08/20/21	1,250,000	1,250,056

Industrials — 0.5%
Gramercy Park CLO, Ltd.
3.183%(a) (b)	07/17/23	1,500,000	1,476,420
4.283%(a) (b)	07/17/23	1,000,000	985,000
			2,461,420
Other Asset-Backed Securities — 13.2%
AABS, Ltd.
4.875%(c)	01/15/38	616,146	623,047
AASET
5.125%(a)	12/15/29	1,500,000	1,496,250
7.375%(a)	12/15/29	750,000	748,125
ACAs CLO, Ltd.
2.555%(a) (b)	09/20/23	1,000,000	999,996
3.485%(a) (b)	09/20/23	1,000,000	999,993
AMMC CLO XIII, Ltd.
2.933%(a) (b)	01/26/26	1,500,000	1,421,892
Babson CLO, Ltd.
0.000%(b)	05/15/23	1,000,000	814,596
Baker Street CLO II, Ltd.
0.961%(a) (b)	10/15/19	1,500,000	1,433,037
Brad CDO, Ltd.
4.213% (l)	03/12/26	1,000,000	994,600
Castlelake Aircraft Securitization Trust
5.250%	02/15/29	970,026	966,340

	Maturity
	Date	Par	Value
Other Asset-Backed Securities — (continued)
7.500%	02/15/29	$866,095	$853,190
Cent CLO LP
2.740%(a) (b)	08/01/24	500,000	499,974
3.739%(a) (b)	08/01/24	1,000,000	992,181
Chesterfield Financial Holdings LLC
4.500%(b)	12/15/34	1,000,000	999,900
CKE Restaurant Holdings, Inc.
4.474%(b)	03/20/43	973,750	999,099
Duane Street CLO IV, Ltd.
1.233%(a) (b)	11/14/21	1,500,000	1,448,535
Flagship CLO VI
2.638%(a) (b)	06/10/21	2,000,000	1,953,930
Flagship VII, Ltd.
3.191%(a) (b)	01/20/26	1,500,000	1,447,303
Fortress Credit Opportunities V CLO, Ltd.
2.884%(a) (b)	10/15/26	1,000,000	984,400
3.784%(a) (b)	10/15/26	1,000,000	979,799
GCAT LLC
3.721%(b) (c)	10/25/19	2,943,790	2,931,234
Golub Capital Partners CLO, Ltd.
2.682%(a) (b)	10/25/26	700,000	678,650
3.181%(a) (b)	10/20/21	2,500,000	2,488,377
GSAA Home Equity Trust
0.440%(a)	07/25/37	1,499,227	1,265,724
Halcyon Loan Advisors Funding, Ltd.
3.097%(a) (b)	12/20/24	1,500,000	1,439,562
Helios Series I Multi Asset CBO, Ltd.
1.188%(a) (b)	12/13/36	1,025,161	972,580
Highbridge Loan Management, Ltd.
2.497%(a) (b)	09/20/22	1,000,000	985,019
3.497%(a) (b)	09/20/22	1,000,000	993,000
ING Investment Management CLO IV, Ltd.
2.431%(a) (b)	06/14/22	1,500,000	1,425,891
Ivy Hill Middle Market Credit Fund IX, Ltd.
2.685%(a) (b)	10/18/25	2,000,000	1,963,600
Katonah, Ltd.
2.236%(a) (b)	04/17/20	1,000,000	977,743
Keuka Park CLO, Ltd.
0.000%(b)	10/21/24	1,250,000	1,030,903
KVK CLO, Ltd.
0.000%(b)	04/14/25	1,150,000	927,937
Marine Park CLO, Ltd.
4.732%(a) (b)	05/18/23	1,250,000	1,250,029
Miramax LLC
3.340%(b)	07/20/26	936,000	936,082
Nationstar HECM Loan Trust
4.500%(b)	11/25/17	629,386	629,512
Neuberger Berman CLO, Ltd.
3.334%	07/25/23	1,500,000	1,476,753
4.025%(b)	07/25/23	450,000	313,242
Ocean Trails CLO IV
3.233%(a) (b)	08/13/25	1,750,000	1,681,585
Regatta V Funding, Ltd.
3.383%(a) (b)	10/25/26	1,500,000	1,515,736
Rise Ltd.
4.750%	02/12/39	1,421,875	1,428,984

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2014

	Maturity
	Date	Par	Value
Other Asset-Backed Securities — (continued)
Rockwall CDO II, Ltd.
0.782%(a) (b)	08/01/24	$1,500,000	$1,365,470
Steele Creek CLO, Ltd.
2.484%(a) (b)	08/21/26	2,000,000	1,946,412
Structured Asset Investment Loan Trust
0.905%(a)	03/25/35	1,700,000	1,575,047
TCW Global Project Fund II, Ltd.
1.581%(a) (m)	06/24/16	361,662	359,276
TICP CLO II, Ltd.
2.284%(a) (b)	07/26/26	1,000,000	967,582
3.234%(a) (b)	07/20/26	1,000,000	956,595
Venture VI CDO, Ltd.
1.712%(a) (b)	08/03/20	2,250,000	2,134,508
Venture X CLO, Ltd.
3.088%(a) (b)	02/28/24	1,000,000	956,378
Vibrant CLO, Ltd.
2.890%(a) (b)	07/17/24	1,000,000	985,545
WhiteHorse IV, Ltd.
1.681%(a) (b)	01/17/20	1,500,000	1,421,679
Wrightwood Capital Real Estate CDO, Ltd.
0.664%(a) (b)	11/21/40	1,450,000	1,345,528
			62,982,350
Total Asset-Backed Securities
(Cost $74,915,384)			74,522,000

CORPORATE BONDS — 6.7%
Consumer Discretionary — 0.1%
GRD Holdings III Corp.
10.750%(b)	06/01/19	200,000	218,500

Consumer Staples — 0.6%
Bumble Bee Holdings, Inc.
9.000%(b)	12/15/17	919,000	964,031
Physio-Control International, Inc.
9.875%(b)	01/15/19	750,000	795,000
Vector Group, Ltd.
7.750%	02/15/21	1,000,000	1,052,500
			2,811,531
Energy — 0.4%
Atlas Energy Holdings Operating Co. LLC
9.250%(b)	08/15/21	500,000	387,500
BreitBurn Energy Partners
7.875%	04/15/22	500,000	386,250
Dynagas LNG Partners
6.250%	10/30/19	500,000	465,000
Exterran Holdings, Inc.
7.250%	12/01/18	500,000	490,000
RSP Permian, Inc.
6.625%(b)	10/01/22	400,000	372,000
			2,100,750
Financials — 4.4%
Assured Guaranty US Holdings, Inc.
5.000%(d)	07/01/24	1,400,000	1,476,917
Atlantic Marine Corp. Communities LLC
5.433%(b)	12/01/50	727,041	737,241
Bank of America Corp.
5.125%(a)	12/31/49	1,700,000	1,643,900
6.500%(a)	12/31/49	400,000	407,160

	Maturity
	Date	Par	Value
Financials — (continued)
BBVA Bancomer SA
4.375%(b)	04/10/24	$500,000	$502,500
Citigroup, Inc.
5.350%(a) (d)	05/29/49	2,450,000	2,295,650
5.800%(a)	11/29/49	300,000	300,000
Dai-ichi Life Insurance Co., Ltd.
5.100%(a) (b) (d)	12/31/49	1,000,000	1,040,000
EPR Properties
5.250%(e)	07/15/23	750,000	782,016
5.750%(e)	08/15/22	1,500,000	1,638,549
Farmers Exchange Capital III
5.454%(a) (b) (d)	10/15/54	2,000,000	2,060,000
Jefferies Finance LLC
7.500%(b)	04/15/21	500,000	465,000
JPMorgan Chase & Co.
5.000%(a) (d)	12/29/49	2,200,000	2,152,561
5.150%(a)	04/05/23	500,000	471,000
Montpelier Re Holdings, Ltd.
4.700%	10/15/22	1,000,000	1,030,215
Nippon Life Insurance Co.
5.100%(a) (b)	10/16/44	1,000,000	1,047,500
Ohana Military Communities LLC
5.558%(b)	10/01/36	600,000	654,066
SunTrust Banks, Inc.
5.625%(a)	12/15/19	2,300,000	2,311,500
Wachovia Capital Trust III
5.570%(a)	12/31/49	210,000	202,755
			21,218,530
Industrials — 0.5%
Quality Distribution LLC
9.875%	11/01/18	1,500,000	1,563,750
United Airlines Pass-Through Trust
4.625%	09/03/22	1,000,000	978,800
			2,542,550
Information Technology — 0.4%
CDK Global, Inc.
4.500%(b) (d)	10/15/24	1,150,000	1,166,553
Trimble Navigation, Ltd.
4.750%	12/01/24	500,000	512,298
			1,678,851
Materials — 0.3%
Yamana, Inc.
4.950%	07/15/24	1,450,000	1,415,167

Total Corporate Bonds
(Cost $32,164,225)			31,985,879

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.5%
Non-Agency Mortgage-Backed Obligation — 4.5%
Acre Commercial Mortgage Trust
2.662%(a) (b)	08/15/31	1,000,000	996,550
3.562%(a) (b)	08/15/31	500,000	498,231
Alliance Bancorp Trust
0.410%(a)	07/25/37	1,401,337	959,393
American Home Mortgage Assets Trust
0.360%(a)	12/25/46	2,066,435	1,444,886
BAMLL Commercial Mortgage Securities Trust
3.111%(a) (b)	06/15/28	500,000	497,793

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2014

	Maturity
	Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continuted)
BLCP Hotel Trust
2.661%(a) (b)	08/15/29	$1,500,000	$1,501,485
Capmark Military Housing Trust
5.746%(b) (m)	02/10/52	1,950,297	1,917,142
GE Business Loan Trust
0.611%(a) (b)	04/16/35	1,465,748	1,305,360
HarborView Mortgage Loan Trust
0.354%(a)	01/19/38	1,367,847	1,158,898
Harborview Mortgage Loan Trust
0.314%(a)	01/25/47	1,268,949	991,654
Hilton USA Trust
5.222%(a) (b)	11/05/30	1,000,000	1,024,563
LSTAR Securities Investment Trust
3.255%(a) (b) (l)	09/01/21	2,925,059	2,925,059
Luminent Mortgage Trust
0.370%(a)	02/25/46	1,887,610	1,422,229
Morgan Stanley Re-REMIC Trust
0.446%(a) (b)	06/26/36	1,299,793	978,159
Resource Capital Corp.
2.662%(a) (b)	04/15/32	1,500,000	1,487,469
SRERS Funding, Ltd.
0.404%(a) (b)	05/09/46	2,410,982	2,296,461
			21,405,332
Total Collateralized Mortgage Obligations
(Cost $21,564,385)			21,405,332

LOAN PARTICIPATIONS — 2.9%
Advantage Sales, Term Loan (First Lien)
5.500%	07/23/21	8,065	7,965
Albertson’s LLC, Term B-4 Loan
4.500%	08/25/21	500,000	499,480
Atkore International, Inc., Initial Term Loan (First Lien)
4.500%	04/09/21	174,563	170,853
Auris Luxembourg III SA(f)
0.000%	12/10/21	1,000,000	994,790
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19	598,492	586,307
Carecore National, LLC, Term Loan
5.500%	03/05/21	250,000	246,875
Carecore National, Unfunded Loan(g)
0.500%	09/15/15	250,000	—
CompuCom Systems, Inc., Term Loan
4.250%	05/07/20	340,000	324,064
Evergreen Skills Lux S.À R.L., Initial Term Loan (First Lien)
5.750%	04/28/21	598,500	584,848
Fitness International, LLC, Term B Loan
5.500%	07/01/20	499,000	476,545
Gates Global LLC, Initial Dollar Term Loan
4.250%	07/05/21	600,000	582,750
Go Daddy Operating Company, LLC, Initial Term Loan
4.750%	05/13/21	498,750	494,281
Hanesbrands, Initial Term Loan
3.500%	07/29/29	1,097,250	1,329,390

	Maturity
	Date	Par	Value
LOAN PARTICIPATIONS — (continued)
Hardware Holdings LLC, Term Loan (First Lien)
6.750%(l) (m)	03/30/20	$650,000	$633,750
Hub International Limited, Initial Term Loan
4.250%	10/02/20	199,499	192,766
Infinity Acquisition, LLC, Initial Term Loan
4.250%	08/06/21	400,000	391,000
Interactive Data Corporation, Term Loan
4.750%	05/02/21	99,750	98,877
Internet Brands, Unfunded(g)
4.000%	07/08/21	68,397	-1,140
Landmark Aviation FBO Canada, Inc., Canadian Term Loan
4.750%	10/25/19	26,655	26,389
Lineage Logistics, LLC, Term Loan
4.500%	04/07/21	448,872	435,033
LM U.S. Member LLC (LM U.S. Corp Acquisition Inc.), Initial Term Loan (First Lien)
4.750%	10/25/19	671,580	664,864
MH Sub I, LLC (Micro Holding Corp.), Initial Term Loan (First Lien)
5.000%	07/08/21	1,250,500	1,229,655
Midas Intermediate Holdco II, LLC, Closing Date Term Loan
4.750%	09/17/21	898,734	893,863
Midas Intermediate Holdco II, LLC, Delayed Draw Term Loan
3.750%	08/18/21	101,266	100,717
National Financial Partners Corp., 2014 Specified Refinancing Term Loan
4.500%	07/01/20	250,000	246,875
Nord Anglia Education Finance LLC, Initial Term Loan
4.500%	03/31/21	223,875	221,077
Ranpak Cov-Lite Term Loan
4.750%	09/22/21	800,000	793,504
Ranpak Cov-Lite, 2nd Lien Term Loan
8.250%	09/22/22	200,000	198,834
TelX Group, Inc., The, Initial Term Loan (First Lien)
4.500%	04/09/20	498,750	483,788
USI, Inc. (fka Compass Investors Inc.), Initial Term Loan
4.250%	12/27/19	1,259	1,236
York Risk Services Holding Corp. (Onex York Finance LP), Delayed Draw Term Loan
4.750%	10/01/21	97,561	96,829
York Risk Services Holding Corp. (Onex York Finance LP), Term Loan
4.750%	09/18/21	902,439	895,671

Total Loan Participations
(Cost $14,179,991)			13,901,736

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2014

	Maturity
	Date	Par	Value
MUNICIPAL BONDS — 2.3%
City of Chicago Illinois, GO(h)
5.110%	01/01/31	$1,500,000	$708,225
College of the Sequoias Tulare Area Improvement District No. 3, GO(h)
2.596%	08/01/42	1,000,000	506,300
County of Jefferson Alabama Sewer Revenue, RB(h)
5.209%	10/01/30	3,000,000	1,348,320
County of Miami-Dade Florida, Sub-Ser, RB(h)
5.142%	10/01/42	3,250,000	888,712
5.062%	10/01/45	5,550,000	1,299,366
Detroit Wayne County Stadium Authority, RB
5.000%	10/01/26	400,000	445,496
Metropolitan Pier & Exposition Authority, Ser B, RB(h)
4.840%	06/15/45	1,000,000	236,700
New Jersey Transportation Trust Fund Authority, Ser C, RB(h)
4.840%	12/15/32	2,000,000	898,500
New Jersey Transportation Trust Fund Authority, Ser B, RB
6.561%	12/15/40	500,000	645,810
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Ser Senior A, RB
5.125%	07/01/47	1,000,000	1,000,970
Puerto Rico Electric Power Authority, Ser NN, RB
4.750%	07/01/33	405,000	381,222
Puerto Rico Highways & Transportation Authority, Ser D, RB
5.000%	07/01/32	350,000	349,976
Puerto Rico Highways & Transportation Authority, RB
5.500%	07/01/28	250,000	262,908
State of Illinois, GO
5.650%(d)	12/01/38	2,000,000	2,106,620

Total Municipal Bonds
(Cost $10,599,360)			11,079,125

FOREIGN BONDS — 1.4% (i)
Hungary — 0.3%
Magyar Export-Import Bank
4.000%(b)	01/30/20	1,500,000	1,489,125

Kenya — 0.0%
Kenya Government International Bond
6.875%(b)	06/24/24	200,000	209,500

Mexico — 0.1%
Banco Inbursa SA Institucion de Banca Multiple
4.125%(b)	06/06/24	400,000	392,000

	Maturity
	Date	Par/Shares	Value
Peru — 0.3%
Corp. Financiera de Desarrollo SA
5.250%(a) (b) (d)	07/15/29	$1,350,000	$1,370,520

Sweden — 0.3%
Nordea Bank AB
6.125%(a) (b)	12/31/49	500,000	494,625
5.500%(a) (b) (d)	09/29/49	1,000,000	986,250
			1,480,875
Switzerland — 0.0%
Credit Suisse Group AG
6.250%(a) (b)	12/29/49	100,000	96,125

United Kingdom — 0.4%
HSBC Holdings PLC
6.375%(a)	12/29/49	250,000	252,500
5.625%(a)	12/29/49	1,550,000	1,553,875
			1,806,375
Total Foreign Bonds
(Cost $6,830,581)			6,844,520

U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bond
3.059%(h)	05/15/44	2,330,000	1,007,886
U.S. Treasury Note(d)
2.375%	08/15/24	1,540,000	1,567,506
2.000%	08/31/21	1,535,000	1,539,677

Total U.S. Treasury Obligations
(Cost $3,983,280)			4,115,069

PREFERRED STOCK — 0.5%
Goldman Sachs Group, Inc.,
5.500%(a)		62,000	1,512,800
Morgan Stanley,
6.375%(a)		40,000	1,012,400

Total Preferred Stock
(Cost $2,527,000)			2,525,200

ESCROW SECURITIES — 0.0%
Financials — 0.0%
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(j)	11/29/49	200,000	—
Lehman Brothers Holdings, Inc. MTN
6.500%(j)	07/19/17	160,000	—
6.750%(j)	12/28/17	340,000	—
			—
Total Escrow Securities
(Cost $—)			—

SHORT-TERM INVESTMENT — 0.2%
Northern Trust Institutional Government Select Portfolio, 0.010%(k)		1,012,328	1,012,328

Total Short-Term Investment
(Cost $1,012,328)			1,012,328

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2014

	Maturity
	Date	Shares	Value
Total Investments — 103.4%
(Cost $511,226,713)			$494,468,148

Other Assets & Liabilities, Net — (3.4)%			(16,117,826)

NET ASSETS — 100.0%			$478,350,322

*	Affiliated Fund.
(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2014. The date reported on the Schedule of Investments is the final maturity date.
(b)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2014. The coupon on a step bond changes on a specified date.
(d)	Security, or portion thereof, has been pledged as collateral on open reverse repurchase agreements.
(e)	Real Estate Investment Trust
(f)	Unsettled bank loan. Interest rate not available.
(g)	Unfunded bank loan.
(h)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(i)	Foreign security denominated in U.S. currency.
(j)	Security in default on interest payments.
(k)	Rate shown is the 7-day effective yield as of December 31, 2014.
(l)	Securities considered illiquid. The total market value of such securities as of December 31, 2014 was $4,553,409.
(m)
Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of December 31, 2014 was $2,910,168 and represented 0.6% of Net Assets.

A list of the outstanding forward curency contracts held by the Fund at December 31, 2014, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Bank of America	1/9/15	EUR	1,200,000	USD	1,490,232	$38,026

CBO — Collateralized Bond Obligation
CDO — Collateralized Debt Obligation
CLO — Collateralized Loan Obligation
EUR — Euro
GO — General Obligation
HECM — Home Equity Conversion Mortgage
LLC — Limited Liability Company
LP — Limited Partnership
Ltd. — Limited
MTN — Medium Term Note
PLC — Public Limited Company
Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit
RB — Revenue Bond
Ser — Series
USD — United States Dollar

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Investments in Underlying Funds	$327,076,959	$—	$—		$327,076,959
Asset-Backed Securities	—	74,162,724	359,276		74,522,000
Corporate Bonds	—	31,985,879	—		31,985,879
Collateralized Mortgage Obligations	—	19,488,190	1,917,142		21,405,332
Loan Participations	—	13,267,986	633,750		13,901,736
Municipal Bonds	—	11,079,125	—		11,079,125
Foreign Bonds	—	6,844,520	—		6,844,520
U.S. Treasury Obligations	—	4,115,069	—		4,115,069
Preferred Stock	—	2,525,200	—		2,525,200
Escrow Securities	—	—	—	^	— ^
Short-Term Investment	1,012,328	—	—		1,012,328
Total Investments in Securities	$328,089,287	$163,468,693	$2,910,168		$494,468,148

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Forwards Contracts**
Unrealized Appreciation	$—	$38,026	$—		$38,026
Reverse Repurchase Agreements***	(15,653,626)	—	—		(15,653,626)
Total Other Financial Instruments	$(15,653,626)	$38,026	$—		$(15,615,600)

**	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
***	See Note 2 for more information on the reverse repurchase agreements.
^
Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN were considered Level 3 when originally converted to escrow shares and were valued at $0, and the values have remained $0 throughout the period ended December 31, 2014.

For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended December 31, 2014, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities December 31, 2014

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in securities, at value (Note 2)	$167,391,189
Investments in affiliated funds, at value	327,076,959
Foreign currency, at value	11,176
Receivable for investment securities sold	2,035,840
Dividends and interest receivable	1,020,962
Reclaims receivable	105,514
Subscriptions receivable	55,896
Unrealized gain on forward foreign currency contracts	38,026
Total assets	497,735,562

LIABILITIES:
Reverse repurchase agreements	15,653,626
Payable for investment securities purchased	2,576,333
Redemptions payable	704,056
Distribution (12b-1) fees payable (Note 4)	109,426
Investment advisory fees payable (Note 3)	62,463
Administration fees payable	28,630
Trustees' fees payable	14,687
Other accrued expenses	236,019
Total liabilities	19,385,240

NET ASSETS	$478,350,322

NET ASSETS consist of:
Paid-in capital	$464,622,893
Undistributed net investment income	8,595,257
Accumulated net realized gain on investments and foreign currency transactions	21,858,915
Net unrealized depreciation of investments	(16,758,565)
Net unrealized appreciation on forward foreign currency contracts and foreign currency translation	31,822

NET ASSETS	$478,350,322

SHARES OUTSTANDING:
(Unlimited shares authorized)	24,215,361

NET ASSET VALUE:
(Offering and redemption price per share)	$19.75

Investments in securities, at cost (Note 2)	$167,776,534
Investments in affiliated funds, at cost	343,450,179
Foreign currency, at cost	11,176

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Year Ended December 31, 2014

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividends	$327,752
Interest	1,979,797
Income from distributions of affiliated investments	1,855,814
Total income	4,163,363

EXPENSES:
Investment advisory fees (Note 3)	290,000
Distribution (12b-1) fees (Note 4)	547,399
Administration fees (Note 3)	172,722
Trustees' fees (Note 3)	17,100
Chief Compliance Officer expenses	276
Professional fees	110,512
Interest expense	35,183
Printing fees	219,887
Other	5,089
Total expenses	1,398,168
Fees paid indirectly (Note 4)	(3,033)
Fees waived by Adviser (Note 3)	(107,780)
Net expenses	1,287,355

Net investment income	2,876,008

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain from:
Investments	286,565
Sale of affiliated investment company shares	10,306,501
Realized gain distributions from affiliated investment company shares	17,148,314
Foreign currency transactions	106,961
Net change in unrealized appreciation/(depreciation) of:
Investments	(385,345)
Investments in affiliated funds	(31,093,229)
Other assets and liabilities denominated in foreign currencies	31,822

Net realized and unrealized loss on investments and foreign currencies	(3,598,411)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(722,403)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2014

WILSHIRE GLOBAL ALLOCATION FUND
OPERATIONS:
Net investment income	$2,876,008
Net realized gain on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions	27,848,341
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	(31,446,752)
Net decrease in net assets resulting from operations	(722,403)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,213,045)
Total distributions to shareholders	(2,213,045)

CAPITAL STOCK TRANSACTIONS†: (DOLLARS)
Shares sold	356,783,752
Shares issued as reinvestment of distributions	2,213,045
Shares redeemed	(35,530,694)

Net increase in net assets from capital stock transactions	323,466,103

Net increase in net assets	320,530,655

NET ASSETS:
Beginning of year	157,819,667
End of year	$478,350,322

Undistributed net investment income at end of year	$8,595,257

CAPITAL SHARE TRANSACTIONS†:
Shares sold	17,782,236
Shares issued as reinvestment of distributions	111,996
Shares redeemed	(1,803,861)

Net increase in shares outstanding	16,090,371

†	Includes subscriptions as a result of fund merger. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2013

WILSHIRE GLOBAL ALLOCATION FUND
OPERATIONS:
Net investment income	$1,295,382
Net realized gain on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions*	21,729,111
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	2,557,468
Net increase in net assets resulting from operations	25,581,961

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,515,446)
Total distributions to shareholders	(2,515,446)

CAPITAL STOCK TRANSACTIONS†: (DOLLARS)
Shares sold	2,587,317
Shares issued as reinvestment of distributions	2,515,445
Shares redeemed	(18,518,901)

Net decrease in net assets from capital stock transactions	(13,416,139)

Net increase in net assets	9,650,376

NET ASSETS:
Beginning of year	148,169,291
End of year	$157,819,667

Undistributed net investment income at end of year	$2,212,903

CAPITAL SHARE TRANSACTIONS†:
Shares sold	142,366
Shares issued as reinvestment of distributions	129,529
Shares redeemed	(1,027,718)

Net decrease in shares outstanding	(755,823)

*	Includes realized gains (losses) as a result of in-kind transactions. See Note 11 in Notes to Financial Statements.

†	Includes subscriptions/redemptions as a result of in-kind transactions. See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.42	$16.68	$15.42	$15.99	$14.71

Income/(loss) from investment operations:
Net investment income[1]	0.23	0.15	0.27	0.52	0.41
Net realized and unrealized gain/(loss) on investments	0.19 [5]	2.90 [4]	1.60 [3]	(0.62)	1.20
Total from investment operations	0.42	3.05	1.87	(0.10)	1.61

Less distributions:
From net investment income	(0.09)	(0.31)	(0.61)	(0.47)	(0.33)
Total distributions	(0.09)	(0.31)	(0.61)	(0.47)	(0.33)
Net asset value, end of year	$19.75	$19.42	$16.68	$15.42	$15.99
Total return[2]	2.17%	18.31%	12.11%	(0.65)%	10.92%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$478,350	$157,820	$148,169	$150,825	$168,894
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.52%	0.29%	0.18%	0.17%	0.18%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.57%[6]	0.29%	0.18%	0.17%	0.18%
Net investment income	1.17%	0.85%	1.61%	3.22%	2.67%
Portfolio turnover rate	83%[7]	151%[7]	7%	21%	12%

†	These ratios do not include expenses from the underlying funds.

[1]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund. The amount of these distributions represents $0.21 per share.

[4]
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value Portfolio and the Wilshire International Equity Fund. The amount of these distributions represents $0.44 per share.

[5]
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. The amount of these distributions represents $0.92 per share.

[6]	Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.

[7]	Includes the effect of in-kind transactions. See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2014

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 4 separate investment portfolios. The financial statements herein are those of the Wilshire Global Allocation Fund (formerly the Balanced Fund) (the “Fund”). The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Fund are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Fund may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Global Allocation Fund is to seek to realize a high long-term total rate of return consistent with prudent investment risks.

On September 22, 2014, the Balanced Fund was renamed the Wilshire Global Allocation Fund, and the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) merged into the Wilshire Global Allocation Fund.

2. Significant Accounting Policies.

Use of estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in the underlying funds are valued at their net asset value as reported by the underlying funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Fair value measurement classifications are summarized in the Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded o the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements for investment purposes. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of December 31, 2014 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Barclays
Corporate Bonds	$(1,284,500)	$—	$—	$—	$(1,284,500)	-0.250%
Corporate Bonds	—	(891,281)	—	—	(891,281)	0.550%
Corporate Bonds	—	(1,763,178)	—	—	(1,763,178)	0.700%
Corporate Bonds	—	(1,798,986)	—	—	(1,798,986)	0.700%
Foreign Bonds	—	(1,177,530)	—	—	(1,177,530)	0.520%
Municipal Bonds	—	(1,664,376)	—	—	(1,664,376)	0.550%
Credit Suisse First Boston
Corporate Bonds	—	(1,098,250)	—	—	(1,098,250)	-0.750%
Corporate Bonds	(943,750)	—	—	—	(943,750)	0.500%
RBC
Corporate Bonds	(1,925,000)	—	—	—	(1,925,000)	0.350%
U.S. Treasury Obligations	—	(3,106,775)	—	—	(3,106,775)	0.300%
Total reverse repurchase agreements	$(4,153,250)	$(11,500,376)	$—	$—	$(15,653,626)

When-issued and delayed delivery investments — The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. The Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Fund uses when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2014, the Fund held no when-issued and delayed delivery investments.

Investments in REITs — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Asset-backed and mortgage securities — The Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2014.

For the year ended December 31, 2014, the average volume of activity of forward foreign currency contracts was as follows:

Average Monthly Notional Amount Purchased	$1,198,767
Average Monthly Notional Amount Sold	1,171,443

Over-the-Counter (“OTC”) Derivative Contracts — To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the Fund’s OTC financial derivative instruments net of the related collateral (received)/pledged by counterparty at December 31, 2014:

Counterparty	Financial Derivative Assets	Financial Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged or (Received)*	Net Amount
Forward foreign currency contracts
Bank of America	$38,026	$—	$38,026	$—	$38,026
Reverse repurchase agreements
Barclays	—	(8,579,851)	(8,579,851)	8,579,851	—
Credit Suisse First Boston	—	(2,042,000)	(2,042,000)	2,042,000	—
RBC	—	(5,031,775)	(5,031,775)	5,031,775	—
Total	$38,026	$(15,653,626)	$(15,615,600)	$15,653,626	$38,026

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed the amount and may fluctuate in value.

Expense policy — Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a fund are allocated proportionately among all funds of the Trust daily in relation to the net assets of each fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment programs. The Adviser has entered into an agreement with Guggenheim Partners Investment Management, LLC (“Guggenheim” or “Sub-Adviser”) to manage a portion of the Fund.

The Sub-Adviser’s fees are paid by the Adviser out of the advisory fees that it receives from the Fund. Fees paid to the Sub-Adviser depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to the Sub-Adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to the Sub-Adviser is not constant, and the relative amount of fees paid to the Sub-Adviser of the Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by the Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser pays the Sub-Adviser’s fees out of its own fees from the Fund, there will not be any “duplication” of advisory fees paid by the Fund.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Prior to September 17, 2014, the Adviser provided services and assumed expenses pursuant to an Investment Advisory Agreement for which it received a fee based on the Fund’s average daily net assets, computed daily and payable monthly, at an annual rate of 0.55% of the first $1 billion of the Fund’s average daily net assets, and 0.045% of the Fund’s average daily net assets over $1 billion; however, the Adviser reduced the advisory fees paid by the Balanced Fund by the amount of any advisory fees paid indirectly by the Balanced Fund with respect to investment in other investment companies as a result of the Balanced Fund’s investment in such investment companies’ securities. Effective September 17, 2014, the Investment Advisory Agreement was amended to provide that the Adviser shall reduce the advisory fee to be paid by the Fund to the Adviser by the amount of any advisory fees paid indirectly by the Fund to other affiliated investment companies as a result of the Fund’s investment in such investment companies’ securities.

Additionally, the Adviser has contractually agreed to limit expenses for the Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) (“Operating Expense Limit”) through April 30, 2016. Wilshire may recoup the amount of any advisory fee waived or expense reimbursement within three years after the year in which Wilshire incurred the expense to the extent that the Fund’s annualized operating expenses plus the amount so reimbursed equals, for such day, the Operating Expense Limit, provided that such amount paid to the Adviser will in no event exceed the total amounts previously reimbursed and will not include any amounts previously reimbursed. At December 31, 2014, the amount of waivers subject to recoupment for the Fund was $107,780, expiring in 2017.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Northern Trust serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Fund, the Distributor receives a distribution and shareholder services fee, payable by the Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Fund. Under the Distribution Plan, the Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets.

Fees Paid Indirectly — The Trust has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Fund’s commissions generated from transactions directed to the Distributor are used to reduce the Fund’s expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Fund’s commissions. Such commissions of $3,033 due to be rebated to the Acquired Funds for the month ended September 30, 2014 were rebated to the Fund after the September 22, 2014 merger (see Note 10).

5. Security Transactions.

For the year ended December 31, 2014, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$437,171,188	$173,562,267

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Purchases and sales of U.S. Government securities during the year ended December 31, 2014 were:

Fund	Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$22,517,288	$18,900,241

Purchases and sales of affiliated investments during the year ended December 31, 2014, and value as of December 31, 2014 were:

Fund	Value as of December 31, 2014	Purchases	Proceeds from Sales	Realized Gain	Income Distributions	Capital Gain Distributions
Wilshire Global Allocation Fund
Wilshire International Equity Fund	$164,963,172	$174,071,843	$24,090,151	$376,480	$1,027,466	$—
Wilshire Large Company Growth Portfolio	68,539,420	57,451,124	18,535,813	2,243,867	6,208	8,142,925
Wilshire Large Company Value Portfolio	62,669,304	52,848,695	21,725,813	4,236,367	822,140	5,941,104
Wilshire Small Company Growth Portfolio	15,483,743	11,783,930	4,902,928	966,930	—	1,342,046
Wilshire Small Company Value Portfolio	15,421,320	12,140,719	5,292,928	1,056,356	—	1,722,239
Wilshire Variable Insurance Trust Income Fund	—	6,000,000	49,767,409	1,426,501	—	—

6. Securities Lending.

The Fund may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. At December 31, 2014, there were no securities on loan to brokers.

7. Significant Shareholder Activity.

On December 31, 2014, the Fund had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Fund. These represent omnibus shareholder accounts.

Fund
Wilshire Global Allocation Fund (1 omnibus shareholder)	100%

8. Tax Information.

No provision for Federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2014 for the Fund are as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Wilshire Global Allocation Fund	$511,282,635	$1,359,641	$(18,174,128)	$(16,814,487)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2014, the Wilshire Global Allocation Fund utilized capital loss carryforwards of $255,918 to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2014 and 2013 were as follows:

Fund	2014 Ordinary Income	2014 Capital Gains	2013 Ordinary Income	2013 Capital Gains
Wilshire Global Allocation Fund	$2,213,045	$—	$2,515,446	$—

At December 31, 2014, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Wilshire Global Allocation Fund
Undistributed ordinary income	$13,562,004
Undistributed long-term capital gain	16,986,104
Unrealized appreciation/(depreciation)	(16,782,666)
Other Temporary Differences	(38,013)
Total distributable earnings/(accumulated losses)	$13,727,429

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

9. Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include short term capital gains from Registered Investment Company investments, paydown adjustments and investment in foreign currency. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the reclassifications were as follows:

Fund	Increase Undistributed Investment Income	Decrease Net Realized Capital Gains/(Losses)
Wilshire Global Allocation Fund	$5,719,391	$(5,719,391)

10. Fund Merger.

On May 16, 2014, the Board approved the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) into the Balanced Fund, subject to approval by shareholders of each Acquired Fund. At a shareholder meeting held on September 17, 2014, the shareholders of the Acquired Funds approved the merger. Pursuant to an Agreement and Plan of Reorganization approved by each Acquired Fund’s shareholders, all of the assets of the Acquired Funds were transferred to the Balanced Fund solely in exchange for the issuance and delivery to each of the Acquired Funds of voting shares of the Balanced Fund with a value equal to the value of each Acquired Fund’s assets net of liabilities, and for the assumption by the Balanced Fund of all liabilities of the Acquired Fund. The merger was completed on September 22, 2014 and the final value of the Balanced Fund was $505,737,431. Following the merger, the Balanced Fund changed its name to the Wilshire Global Allocation Fund.

Acquired Fund	Market Value of Securities Merged	Cash	Net Assets	Shares Before Merger	Shares of Balanced Fund Received	Realized Gain/(Loss)
Equity Fund	$85,387,442	$105,008,543	$190,237,594	6,941,746	9,479,696	$(29,321,774)
Income Fund	85,789	29,654,935	29,593,615	2,722,944	1,474,674	3,297
International Equity Fund	34,166,403	345,779	34,547,349	2,520,029	1,721,523	(4,377,701)
Small Cap Fund	20,860,364	21,129,460	41,935,464	2,447,826	2,089,679	2,356,531
Socially Responsible Fund	—	56,699,318	56,653,815	4,352,313	2,823,106	(13,342)

The financial statements represent the Balanced Fund for the period prior to the merger and the combined fund for the period subsequent to the merger.

11. In-Kind Transfers.

During the year ended December 31, 2014, the Fund sold $47,471,470 of the Income Fund and received $11,518,680 in securities and $35,952,790 in cash.

During the year ended December 31, 2014, the Equity Fund sold $35,999,390 of the Wilshire Large Company Growth Portfolio and received $34,822,983 worth of securities from the Wilshire Large Company Growth Portfolio and $1,176,407 in cash. The Equity Fund also sold $32,482,802 of the Wilshire Large Company Value Portfolio and received $30,202,110 in securities and $2,280,692 in cash.

During the year ended December 31, 2014, the Small Cap Fund sold $3,250,952 worth of the Wilshire Small Company Growth Portfolio. They received $3,004,352 worth of securities from the Wilshire Small Company Growth Portfolio and $246,600 in cash. They also sold $4,267,931 worth of the Wilshire Small Company Value Portfolio. They received $1,897,931 worth of securities from the Wilshire Small Company Value Portfolio and $2,370,000 in cash.

During the year ended December 31, 2014, the International Equity Fund purchased $16,089,894 worth of the Wilshire International Equity Fund. They moved $15,809,310 worth of securities and $280,583 in cash.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

During the year ended December 31, 2013, the Fund issued and redeemed shares of beneficial interest through affiliated in-kind transfers of investment securities and cash. The securities were transferred at their current value on the date of such transactions.

Contributing Fund	Receiving Fund	Date of Transfer	Value of Investment Securities	Cash	Total Assets	Shares Issued/ (Redeemed)	Realized Gain/ (Loss) Earned from Contributing Fund
Wilshire Global Allocation Fund	Large Company Growth Portfolio	4/8/2013	$29,580,794	$1,017,251	$30,598,045	796,693	$(251,486)
Wilshire Global Allocation Fund	Large Company Value Portfolio	4/8/2013	29,678,783	1,016,141	30,694,924	1,730,344	(122,322)
Wilshire Global Allocation Fund	Small Company Growth Portfolio	4/8/2013	7,279,152	378,324	7,657,476	366,985	(82,358)
Wilshire Global Allocation Fund	Small Company Value Portfolio	4/8/2013	7,139,924	628,186	7,768,110	396,745	15,070
Wilshire Global Allocation Fund	Wilshire International Equity Fund	4/3/2013	—	25,551,553	25,551,553	2,817,958	—
Wilshire Global Allocation Fund	International Equity Fund	4/3/2013	—	25,551,553	25,551,553	(2,005,538)	—
Wilshire International Equity Fund	Wilshire Global Allocation Fund	4/2/2013	77,077,919	212,167	77,290,086	(8,455,321)	25,597,135

12. Indemnifications.

In the normal course of business, the Trust on behalf of the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Risks.

Credit risk —The Fund’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Fund. The Fund’s sub-adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Foreign security risk — The Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk — Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

14. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Wilshire Global Allocation Fund, the Wilshire Global Allocation Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

15. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
 Wilshire Global Allocation Fund (formerly Balanced Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wilshire Global Allocation Fund (formerly Balanced Fund) (hereinafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
 March 2, 2015

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
John C. Hindman, 44	Trustee	Since 2014	President, Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors of America	10	Wilshire Associates; Wilshire Mutual Funds, Inc. (6 Funds)
NON-INTERESTED TRUSTEES
Roger A. Formisano, 66	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	10	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 63	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	10	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 60	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	10	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 64	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	10	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 40	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 43	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Helen Thompson, 47	Chief Compliance Officer	Since 2013	Managing Director, Wilshire Associates Incorporated. (since 2003)
	Vice President	Since 2008
Michael Wauters, 49	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 39	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement

During the six months ended December 31, 2014, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire Global Allocation Fund (the “Fund”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangement; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, the approval was confirmed by a vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 19, 2014 meeting, following an extensive process. At the direction of the Independent Trustees, independent legal counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Independent Trustees held prior to the Board meeting on November 18, 2014.

In response to the request for information, the Trustees received information from the Adviser describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with the Fund. The Independent Trustees also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 18, 2014 to review the data Wilshire had prepared on performance. The Board also considered that it was currently reviewing potential alternative structures and arrangements for the Fund. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to renew the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Fund and engages and oversees subadvisers to manage the assets of the Fund. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Fund. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers, which system appeared to be reasonable. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the Fund. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers,

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement (Continued)

which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Fund pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to the Fund support renewal of the contract.

The Board reviewed information on the performance of the Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2014, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to the Fund’s benchmark for the same periods. The Board noted that given the change in the Fund’s investment strategy and benchmark as of July 7, 2014, there was not sufficient experience with the new mandate upon which to make an assessment of the Adviser’s performance under the new investment strategy. Based upon the above, the Board determined that it was in the best interests of the Fund to continue the Advisory Agreement.

Advisory Fees

The Board reviewed the Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded the actual fees paid were in a competitive range with the Fund’s peer group. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board also noted that the Adviser waives advisory fees and reimburses expenses for the Fund pursuant to an expense limitation agreement. The Board noted that the Adviser does not advise other registered investment companies that are similar to the Fund. The Board concluded that the advisory fee for the Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed the Fund’s asset size, the Fund’s expense ratio, the expense limitation agreement in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for the Fund includes a breakpoint. The Board concluded that the Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Fund. The Board determined that the advisory fee was reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund.

Wilshire Variable Insurance Trust Shareholder Voting Results (Unaudited)

A special shareholders meeting of the Trust was held on September 17, 2014. At the meeting, the shares of the Trust were voted as indicated below:

To elected six nominees to serve as Trustees of the Trust.

VOTE ON TRUSTEES/DIRECTORS		Shares Voted	% Voted	% of Total Shares Voted
John C. Hindman	For	36,652,480.495	97.574%	94.428%
	Withheld	911,353.801	2.426%	2.347%

Margaret M. Cannella	For	36,669,024.939	97.618%	94.470%
	Withheld	894,809.357	2.382%	2.305%

Roger A. Formisano	For	36,552,754.774	97.309%	94.171%
	Withheld	1,011,079.522	2.691%	2.604%

Edward Gubman	For	36,397,153.400	96.895%	93.770%
	Withheld	1,166,680.896	3.105%	3.005%

Suanne K. Luhn	For	36,664,998.255	97.608%	94.460%
	Withheld	898,836.041	2.392%	2.315%

George J. Zock	For	36,606,741.377	97.453%	94.310%
	Withheld	957,092.919	2.547%	2.465%

For Equity Fund, Income Fund, International Fund, Small Cap Fund and Socially Responsible Fund only (each, an “Acquired Fund”):

To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for shares of the Balanced Fund and the assumption by the Balanced Fund of all liabilities of the Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

Equity Fund	Shares Voted	% Voted	% of Total Shares Voted
For	6,509,371.121	89.940%	79.417%
Against	323,586.236	4.471%	3.948%
Abstain	404,526.048	5.589%	4.935%
Total	7,237,483.405	100.000%	88.300%

Income Fund	Shares Voted	% Voted	% of Total Shares Voted
For	2,052,571.786	83.000%	82.999%
Against	244,921.900	9.903%	9.903%
Abstain	175,509.710	7.097%	7.097%
Total	2,473,003.396	100.000%	99.999%

International Equity Fund	Shares Voted	% Voted	% of Total Shares Voted
For	2,330,175.373	92.911%	92.910%
Against	95,951.625	3.826%	3.825%
Abstain	81,860.072	3.263%	3.264%
Total	2,507,987.070	100.000%	99.999%

Wilshire Variable Insurance Trust Shareholder Voting Results (Unaudited) - (Continued)

Small Cap Fund	Shares Voted	% Voted	% of Total Shares Voted
For	1,734,807.028	85.127%	84.888%
Against	182,085.586	8.935%	8.910%
Abstain	121,017.338	5.938%	5.922%
Total	2,037,909.952	100.000%	99.720%

Socially Responsible Fund	Shares Voted	% Voted	% of Total Shares Voted
For	3,000,968.503	88.426%	88.384%
Against	260,235.510	7.668%	7.664%
Abstain	132,575.822	3.906%	3.905%
Total	3,393,779.835	100.000%	99.953%

For Wilshire Global Allocation Fund (formerly the Balanced Fund) only:

To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

	Shares Voted	% Voted	% of Total Shares Voted
For	7,239,614.508	93.726%	93.725%
Against	299,374.455	3.876%	3.875%
Abstain	185,293.850	2.398%	2.399%
Total	7,724,282.813	100.000%	99.999%

To approve the following changes to Wilshire Global Allocation Fund’s (formerly the Balanced Fund) fundamental investment policies:

Change to the Senior Securities and Borrowing Policy to provide for more flexibility as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

	Shares Voted	% Voted	% of Total Shares Voted
For	7,344,322.397	95.081%	95.081%
Against	242,557.209	3.141%	3.140%
Abstain	137,403.207	1.778%	1.778%
Total	7,724,282.813	100.000%	99.999%

Elimination of Oil, Gas and Mineral Exploration or Development Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,818,795.507	88.278%	88.277%
Against	662,767.531	8.580%	8.580%
Abstain	242,719.775	3.142%	3.142%
Total	7,724,282.813	100.000%	99.999%

Wilshire Variable Insurance Trust Shareholder Voting Results (Unaudited) - (Continued)

Elimination of Margin and Short Sales Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	7,018,748.438	90.867%	90.866%
Against	336,754.855	4.359%	4.359%
Abstain	368,779.520	4.774%	4.774%
Total	7,724,282.813	100.000%	99.999%

Elimination of Officer and Trustee Investments Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,774,799.163	87.708%	87.708%
Against	695,996.631	9.011%	9.010%
Abstain	253,487.019	3.281%	3.281%
Total	7,724,282.813	100.000%	99.999%

Change to Concentration Policy to provide for more flexibility as permitted by the 1940 Act.

	Shares Voted	% Voted	% of Total Shares Voted
For	7,243,891.310	93.781%	93.781%
Against	259,126.909	3.355%	3.354%
Abstain	221,264.594	2.864%	2.864%
Total	7,724,282.813	100.000%	99.999%

Elimination of Unseasoned Issuers Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,842,175.728	88.581%	88.580%
Against	523,629.980	6.779%	6.779%
Abstain	358,477.105	4.640%	4.640%
Total	7,724,282.813	100.000%	99.999%

Elimination of Pledging Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,897,897.575	89.302%	89.301%
Against	360,166.541	4.663%	4.663%
Abstain	466,218.697	6.035%	6.035%
Total	7,724,282.813	100.000%	99.999%

Change to Real Estate and Commodities Policy to provide for more flexibility as permitted by the 1940 Act.

	Shares Voted	% Voted	% of Total Shares Voted
For	7,034,222.711	91.067%	91.066%
Against	403,053.395	5.218%	5.218%
Abstain	287,006.707	3.715%	3.715%
Total	7,724,282.813	100.000%	99.999%

Wilshire Variable Insurance Trust Shareholder Voting Results (Unaudited) - (Continued)

Elimination of Investing for Control Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,788,251.975	87.882%	87.882%
Against	561,186.132	7.266%	7.265%
Abstain	374,844.706	4.852%	4.852%
Total	7,724,282.813	100.000%	99.999%

Change to Lending Policy to provide for more flexibility as permitted by the 1940 Act.

	Shares Voted	% Voted	% of Total Shares Voted
For	7,094,560.268	91.848%	91.847%
Against	406,285.547	5.260%	5.260%
Abstain	223,436.998	2.892%	2.892%
Total	7,724,282.813	100.000%	99.999%

Change to Underwriting, Illiquid and Restricted Securities Policy to eliminate restrictions relating to illiquid and restricted securities.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,757,608.912	87.486%	87.485%
Against	535,784.805	6.936%	6.936%
Abstain	430,889.096	5.578%	5.578%
Total	7,724,282.813	100.000%	99.999%

Change to Diversification Policy to provide for more flexibility as permitted by the 1940 Act.

	Shares Voted	% Voted	% of Total Shares Voted
For	7,222,899.152	93.509%	93.509%
Against	259,460.383	3.360%	3.359%
Abstain	241,923.278	3.131%	3.131%
Total	7,724,282.813	100.000%	99.999%

Elimination of Investment Company Policy.

	Shares Voted	% Voted	% of Total Shares Voted
For	6,788,456.347	87.885%	87.884%
Against	408,314.650	5.286%	5.286%
Abstain	527,511.816	6.829%	6.829%
Total	7,724,282.813	100.000%	99.999%

Wilshire Variable Insurance Trust Tax Information (Unaudited)

Of the distributions made by the Fund, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Wilshire Global Allocation Fund	100.00%

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Annual Report December 31, 2014

Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund

Board of Trustees
Roger A. Formisano Edward Gubman John C. Hindman	Suanne K. Luhn George J. Zock Chairman of the Board

Officers of the Funds
Jason Schwarz President	Nathan R. Palmer Vice President
Helen Thompson Vice President, Chief Compliance Officer	Reena Lalji Secretary
Michael Wauters Treasurer
Gaurav Chopra Assistant Treasurer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042
Investment Subadvisers Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401

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This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-002-0700

Wilshire Variable Insurance Trust
ANNUAL REPORT 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
December 31, 2014

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	1
Fund Commentaries	3
Disclosure of Fund Expenses	9
Schedules of Investments	11
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Board Approval of Advisory Agreement	26
Additional Fund Information	28
Shareholder Voting Results	31
Tax Information	32

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2014 to December 31, 2014, for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund.

MARKET ENVIRONMENT

U.S. Equity Market

2014 was another strong year for the domestic equity market with the Wilshire 5000 IndexSM gaining 12.73%. This advance marked the Wilshire 5000’s sixth consecutive year of positive returns and a 164.21% advance since the end of 2008. All style and size segments delivered positive returns, with large capitalization securities outperforming their smaller capitalization counterparts across all style segments. Growth stocks outpaced value stocks within the large capitalization space while value outpaced growth for small capitalization securities.

After a strong first half of the year, the market stalled in the third quarter. A strong positive return in August prevented the first down quarter in two years as the market lost ground in both July and September. Equity markets experienced a volatile third quarter, despite the relatively mild quarter-end return numbers, as investors were confronted with numerous geopolitical events, including continued problems in Ukraine, U.S. military involvement in Iraq and Syria, and pro-democracy protests in Hong Kong. Stocks advanced in the fourth quarter as oil prices fell, U.S. economic growth accelerated, the U.S. Dollar strengthened, and the Federal Reserve said that it would be “patient” in raising interest rates. The Utilities, Health Care, and Information Technology sectors were the best performing sectors for the year, returning 26.56%, 24.90%, and 16.47%, respectively, while the Energy and Telecom Services sectors had negative yearly performance, returning -6.28% and -1.52%, respectively.

International Equity Market

Developed international markets, as represented by the MSCI EAFE Index, struggled in 2014, returning -4.90%. After lingering concerns over economic and political uncertainty and turmoil between Russia and Ukraine put pressure on markets in the first quarter, global markets marched solidly upward in the second quarter. Europe’s fiscal woes continued into the second half of the year as investors digested weak economic data and the European Central Bank drove short-term rates into negative territory. European markets closed 2014 in negative territory as the euro hit a two year low against the U.S. Dollar. Similarly, after advancing in the second quarter, Japanese equities retracted in the second half of the year against the backdrop of a rapidly depreciating currency and fading enthusiasm for Prime Minister Abe’s economic program. Emerging markets again lagged in 2014 as rising geopolitical risk, deflating currencies and the end of U.S. quantitative easing rattled investors. The MSCI Emerging Markets Index returned -2.19% for the year.

Bond Market

Fixed income performance was strong in 2014 as falling interest rates and disappointing economic data from international markets created a favorable backdrop for bonds, driving investors to safe-haven U.S. assets. The Barclays U.S. Aggregate Bond Index returned 5.97%, its highest yearly return since 2011. Treasury inflation-protected securities (TIPS) performed well during the first half of the year but struggled during the second half as the price of oil rapidly declined. Similar to TIPS, high yield securities lagged during the second half of the year as lower crude oil prices worried investors as many issuers of high yield securities are Energy sector companies. Despite declining in the third and fourth quarter, both the Barclays U.S. TIPS Index and the Barclays U.S. High Yield Index had positive performance for the year, returning 3.64% and 2.45%, respectively. Throughout 2014, the 10-year Treasury yield declined 87 basis points to end 2014 at 2.17%.

During the fourth quarter, the Federal Reserve ended its bond-purchase program. With quantitative easing complete, investors turned their focus to the Federal Reserve’s likely timetable for increasing short-term interest rates. The Central Bank stated that it would be “patient in beginning to normalize the stance of monetary policy”, with the exact timing of rate increases to be ultimately dictated by economic factors.
1

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Wilshire Variable Insurance Trust Target Maturity Funds struggled in 2014. The 2015 ETF Fund returned 4.78% for the year, underperforming S&P Target Date 2015 Index return of 5.49%. The 2025 ETF Fund returned 5.12% for the year, underperforming the S&P Target Date 2025 Index return of 5.56%. The 2035 ETF Fund returned 5.39% for the year, underperforming the S&P Target Date 2035 Index return of 5.69%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives. As always, we appreciate your continued support and confidence.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
 President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular.

Investing involves risks including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The 2015, 2025 & 2035 ETF Funds operate under a fund of funds structure, pursuant to which the Funds invest in exchange-traded funds (“ETFs”). An ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses. Shareholders of a Fund bear their proportionate share of the ETFs’ fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

There can be no assurance that a Wilshire Variable Insurance Trust Target Maturity Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year in amounts adequate to meet the investor’s goals or retirement needs.
2

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary (Unaudited)

2015 ETF FUND
Average Annual Total Return

One Year Ended 12/31/14	4.78%
Five Years Ended 12/31/14	8.04%
Inception (05/01/06) through 12/31/14	4.64%

S&P TARGET DATE 2015 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	5.49%
Five Years Ended 12/31/14	8.19%
Inception (05/01/06) through 12/31/14	5.28%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2015 ETF Fund and the S&P Target Date 2015 Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2014, fees totaling 0.13% of average net assets were waived.
3

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2014)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, returning 12.73% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 IndexSM (the longest streak being 3.5 years during the second part of the 1990’s).

International stock markets underperformed the U.S. market as the MSCI All Country World ex-U.S. Index returned -3.87% in 2014. Europe closed 2014 in negative territory as regional economic growth slowed down markedly in relation to the U.S. economy. Inflation rates in Europe have fallen to levels that have raised the specter of deflation, leading many analysts to expect further intervention by central banks to jump-start economic growth. Pacific regional markets, in contrast, continued their strong performance despite Japan’s recent descent into recession. China’s own economic slowdown, combined with Russia’s recent struggles with a sagging ruble and sinking oil prices, held back emerging market performance overall.

The U.S. Treasury yield curve ended 2014 considerably flatter, with yields sharply lower in maturities beyond five years. Investment-grade credit spreads tightened over the first half of the year, then ended 2014 slightly wider; high yield credit spreads widened to end 2014 closer to historical averages. Low yields in the developed markets have resulted in strong performance for offshore bonds in local currency terms. Emerging market debt also benefited from low yields worldwide. The strong U.S. dollar, however, eroded global market gains for U.S.-based investors.

The 2015 ETF Fund (the “Fund”) returned 4.78% for the year ended December 31, 2014, underperforming the S&P Target Date Index return of 5.49%. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 40.1% in diversified domestic and international equities, while investing the remaining 59.9% of its assets in high credit quality intermediate-term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

4

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary (Unaudited)

2025 ETF FUND
Average Annual Total Return

One Year Ended 12/31/14	5.12%
Five Years Ended 12/31/14	8.31%
Inception (05/01/06) through 12/31/14	4.21%

S&P TARGET DATE 2025 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	5.56%
Five Years Ended 12/31/14	9.55%
Inception (05/01/06) through 12/31/14	5.55%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2025 ETF Fund and the S&P Target Date 2025 Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2014, fees totaling 0.12% of average net assets were waived.
5

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2014)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, returning 12.73% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 IndexSM (the longest streak being 3.5 years during the second part of the 1990’s).

International stock markets underperformed the U.S. market as the MSCI All Country World ex-U.S. Index returned -3.87% in 2014. Europe closed 2014 in negative territory as regional economic growth slowed down markedly in relation to the U.S. economy. Inflation rates in Europe have fallen to levels that have raised the specter of deflation, leading many analysts to expect further intervention by central banks to jump-start economic growth. Pacific regional markets, in contrast, continued their strong performance despite Japan’s recent descent into recession. China’s own economic slowdown, combined with Russia’s recent struggles with a sagging ruble and sinking oil prices, held back emerging market performance overall.

The U.S. Treasury yield curve ended 2014 considerably flatter, with yields sharply lower in maturities beyond five years. Investment-grade credit spreads tightened over the first half of the year, then ended 2014 slightly wider; high yield credit spreads widened to end 2014 closer to historical averages. Low yields in the developed markets have resulted in strong performance for offshore bonds in local currency terms. Emerging market debt also benefited from low yields worldwide. The strong U.S. dollar, however, eroded global market gains for U.S.-based investors.

The 2025 ETF Fund (the “Fund”) returned 5.12% for the year ended December 31, 2014, underperforming the S&P Target Date 2025 Index return of 5.56%. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 49.6% in diversified domestic and international equities, while investing the remaining 50.4% of its assets in high credit quality intermediate-term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

6

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary (Unaudited)

2035 ETF FUND
Average Annual Total Return

One Year Ended 12/31/14	5.39%
Five Years Ended 12/31/14	8.87%
Inception (05/01/06) through 12/31/14	3.71%

S&P TARGET DATE 2035 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	5.69%
Five Years Ended 12/31/14	10.50%
Inception (05/01/06) through 12/31/14	5.62%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2035 ETF Fund and the S&P Target Date 2035 Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2014, fees totaling 0.13% of average net assets were waived.
7

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2014)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, returning 12.73% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 IndexSM (the longest streak being 3.5 years during the second part of the 1990’s).

International stock markets underperformed the U.S. market as the MSCI All Country World ex-U.S. Index returned -3.87% in 2014. Europe closed 2014 in negative territory as regional economic growth slowed down markedly in relation to the U.S. economy. Inflation rates in Europe have fallen to levels that have raised the specter of deflation, leading many analysts to expect further intervention by central banks to jump-start economic growth. Pacific regional markets, in contrast, continued their strong performance despite Japan’s recent descent into recession. China’s own economic slowdown, combined with Russia’s recent struggles with a sagging ruble and sinking oil prices, held back emerging market performance overall.

The U.S. Treasury yield curve ended 2014 considerably flatter, with yields sharply lower in maturities beyond five years. Investment-grade credit spreads tightened over the first half of the year, then ended 2014 slightly wider; high yield credit spreads widened to end 2014 closer to historical averages. Low yields in the developed markets have resulted in strong performance for offshore bonds in local currency terms. Emerging market debt also benefited from low yields worldwide. The strong U.S. dollar, however, eroded global market gains for U.S.-based investors.

The 2035 ETF Fund (the “Fund”) returned 5.39% for the year ended December 31, 2014, underperforming the S&P 2035 Target Date Index return of 5.69%. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 60.2% in diversified domestic and international equities, while investing the remaining 39.8% of its assets in high credit quality intermediate-term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2014 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.
9

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2014 (Unaudited)

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratio(1)(2)	Expenses Paid During Period 07/01/14-12/31/14(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$995.00	0.64%	$3.20
Hypothetical 5% Return	$1,000.00	$1,022.00	0.64%	$3.24
2025 ETF Fund
Actual Fund Return	$1,000.00	$994.60	0.63%	$3.16
Hypothetical 5% Return	$1,000.00	$1,022.04	0.63%	$3.20
2035 ETF Fund
Actual Fund Return	$1,000.00	$995.70	0.64%	$3.21
Hypothetical 5% Return	$1,000.00	$1,021.99	0.64%	$3.25

(1)	The expense ratio does not include the expenses of the underlying ETFs.

(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.

(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(4)	Expenses shown do not include annuity contract fees.
10

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2014

	2015 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 98.4%
46,570	Market Vectors Emerging Markets Local Currency Bond ETF	$985,887
43,970	SPDR Barclays High Yield Bond ETF	1,697,682
104,530	Vanguard Europe Pacific ETF(a)	3,959,596
19,540	Vanguard Extended Market VIPERs ETF	1,715,417
16,576	Vanguard FTSE Emerging Markets ETF	663,371
18,450	Vanguard Global ex-U.S. Real Estate ETF(a)	987,444
12,756	Vanguard REIT ETF(a)	1,033,236
41,600	Vanguard S&P 500 ETF	7,839,520
67,960	Vanguard Scottsdale Funds	5,851,356
42,070	Vanguard Short-Term Inflation-Protected Securities ETF	2,029,457
17	Vanguard Small-Cap Growth ETF	2,141
29	Vanguard Small-Cap Value ETF	3,067
71,010	Vanguard Total Bond Market ETF	5,849,094
19,700	Vanguard Total International Bond ETF	1,046,267

Total Exchange Traded Funds — 98.4%
(Cost $30,653,082)		33,663,535

SHORT-TERM INVESTMENTS (c) — 19.8%
590,684	Northern Trust Institutional Government Select Portfolio, 0.010%	590,684
6,166,113	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	6,166,113

Total Short-Term Investments — 19.8%
(Cost $6,756,797)		6,756,797

Total Investments — 118.2%
(Cost $37,409,879)		40,420,332

Other Assets & Liabilities, Net — (18.2)%		(6,223,024)

NET ASSETS — 100.0%		$34,197,308

	2025 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.9%
51,520	Market Vectors Emerging Markets Local Currency Bond ETF	$1,090,678
43,686	SPDR Barclays High Yield Bond ETF	1,686,717
245,200	Vanguard Europe Pacific ETF(a)	9,288,176
38,820	Vanguard Extended Market VIPERs ETF	3,408,008
54,921	Vanguard FTSE Emerging Markets ETF	2,197,938
30,550	Vanguard Global ex-U.S. Real Estate ETF(a)	1,635,036
21,130	Vanguard REIT ETF(a)	1,711,530
86,850	Vanguard S&P 500 ETF	16,366,883
86,020	Vanguard Scottsdale Funds	7,406,322
46,430	Vanguard Short-Term Inflation-Protected Securities ETF	2,239,783
20	Vanguard Small-Cap Growth ETF(a)	2,519
37	Vanguard Small-Cap Value ETF(a)	3,913
89,902	Vanguard Total Bond Market ETF	7,405,228
21,750	Vanguard Total International Bond ETF	1,155,143

Total Exchange Traded Funds — 97.9%
(Cost $49,730,768)		55,597,874

SHORT-TERM INVESTMENTS (c) — 25.0%
1,158,871	Northern Trust Institutional Government Select Portfolio, 0.010%	1,158,871
13,023,253	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	13,023,253

Total Short-Term Investments — 25.0%
(Cost $14,182,124)		14,182,124

Total Investments — 122.9%
(Cost $63,912,892)		69,779,998

Other Assets & Liabilities, Net — (22.9)%		(12,997,857)

NET ASSETS — 100.0%		$56,782,141

See Notes to Financial Statements.
11

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) December 31, 2014

	2035 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.5%
30,920	Market Vectors Emerging Markets Local Currency Bond ETF	$654,576
34,800	SPDR Barclays High Yield Bond ETF	1,343,628
361,970	Vanguard Europe Pacific ETF(a)	13,711,423
61,840	Vanguard Extended Market VIPERs ETF	5,428,934
82,029	Vanguard FTSE Emerging Markets ETF(a)	3,282,800
36,500	Vanguard Global ex-U.S. Real Estate ETF(a)	1,953,480
25,254	Vanguard REIT ETF(a)	2,045,574
132,390	Vanguard S&P 500 ETF	24,948,895
63,230	Vanguard Scottsdale Funds	5,444,103
27,720	Vanguard Short-Term Inflation-Protected Securities ETF	1,337,213
39	Vanguard Small-Cap Growth ETF	4,912
71	Vanguard Small-Cap Value ETF	7,510
66,124	Vanguard Total Bond Market ETF	5,446,634
12,990	Vanguard Total International Bond ETF	689,899

Total Exchange Traded Funds — 97.5%
(Cost $58,050,995)		66,299,581

SHORT-TERM INVESTMENTS (c) — 28.2%
907,418	Northern Trust Institutional Government Select Portfolio, 0.010%	907,418
18,228,580	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	18,228,580

Total Short-Term Investments — 28.2%
(Cost $19,135,998)		19,135,998

Total Investments — 125.7%
(Cost $77,186,993)		85,435,579

Other Assets & Liabilities, Net — (25.7)%		(17,466,533)

NET ASSETS — 100.0%		$67,969,046

As of December 31, 2014, the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the period ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 for the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $5,980,276, $12,634,742 and $17,687,750, respectively.
(b)
This security was purchased with cash collateral held from securities on loan. The total value of such securities at December 31, 2014 for the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $6,166,113, $13,023,253 and $18,228,580, respectively.

(c)	Rate shown is the 7-day effective yield as of December 31, 2014.

ETF — Exchange Traded Fund
FTSE — Financial Times and the London Stock Exchange
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
VIPERs — Vanguard Index Participation Equity Receipts

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2014

	2015 ETF FUND		2025 ETF FUND		2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$40,420,332	*	$69,779,998	*	$85,435,579	*
Dividends and interest receivable	12,582		13,007		800,528
Receivable for Fund shares sold	20,961		119,024		85,840
Receivable from Adviser (Note 3)	4,628		13,827		18,826
Total assets	40,458,503		69,925,856		86,340,773

LIABILITIES:
Payable upon return on securities loaned	6,166,113		13,023,253		18,228,580
Payable for Fund shares redeemed	49,562		55,804		64,748
Distribution fees payable (Note 4)	7,235		11,705		13,979
Investment advisory fees payable (Note 3)	7,256		11,997		14,407
Administration fees payable	2,032		3,359		4,034
Trustees’ fees payable	1,041		1,722		2,054
Other accrued expenses	27,956		35,875		43,925
Total liabilities	6,261,195		13,143,715		18,371,727

NET ASSETS	$34,197,308		$56,782,141		$67,969,046

NET ASSETS consist of:
Paid-in capital	$28,514,235		$47,582,316		$56,332,028
Undistributed net investment income	669,433		1,060,745		1,247,088
Accumulated net realized gain on investments	2,003,187		2,271,974		2,141,344
Net unrealized appreciation of investments	3,010,453		5,867,106		8,248,586

NET ASSETS	$34,197,308		$56,782,141		$67,969,046

SHARES OUTSTANDING:
(Unlimited shares authorized)	2,784,899		4,681,357		5,723,311

NET ASSET VALUE:
(Offering and redemption price per share)	$12.28		$12.13		$11.88

Investments in securities, at cost (Note 2)	$31,243,766		$50,889,639		$58,958,413
Cash collateral for securities on loan, at cost	6,166,113		13,023,253		18,228,580

* Includes Market Value of Securities on Loan	$5,980,276		$12,634,742		$17,687,750

See Notes to Financial Statements.
13

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2014

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income	$867,723	$1,364,088	$1,616,553
Interest income	54	115	152
Income from Security Lending	8,496	16,293	18,897
Total income	876,273	1,380,496	1,635,602

EXPENSES:
Investment advisory fees (Note 3)	85,821	132,859	158,763
Distribution fees (Note 4)	85,821	132,859	158,763
Administration fees (Note 3)	24,030	37,201	44,454
Trustees’ fees and expenses (Note 3)	4,755	7,394	8,828
Chief Compliance Officer expenses	69	118	145
Audit fees	12,721	14,343	15,190
Legal fees	11,957	18,523	22,241
Printing fees	15,907	24,686	34,752
Custodian fees	5,720	15,960	19,287
Transfer agent fees	6,597	6,840	7,019
Other	3,133	4,687	5,552
Total expenses	256,531	395,470	474,994
Fees waived by Adviser (Note 3)	(44,400)	(68,756)	(81,265)
Net expenses	212,131	326,714	393,729

Net investment income	664,142	1,053,782	1,241,873

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sales of investments	2,016,899	2,278,980	2,151,845

Net change in unrealized depreciation on investments	(1,065,551)	(722,052)	(165,509)

Net realized and unrealized gain on investments	951,348	1,556,928	1,986,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,615,490	$2,610,710	$3,228,209

See Notes to Financial Statements.
14

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2014

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$664,142	$1,053,782	$1,241,873
Net realized gains from sales of investments	2,016,899	2,278,980	2,151,845
Net change in unrealized depreciation on investments	(1,065,551)	(722,052)	(165,509)
Net increase in net assets resulting from operations	1,615,490	2,610,710	3,228,209

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(563,159)	(691,713)	(791,126)
Net realized capital gains	(908,941)	(471,781)	(269,131)
Total distributions to shareholders	(1,472,100)	(1,163,494)	(1,060,257)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,334,009	8,831,973	10,946,833
Shares issued as reinvestment of distributions	1,472,097	1,163,493	1,060,256
Shares redeemed	(5,198,745)	(3,486,981)	(4,238,618)

Net increase in net assets from capital stock transactions	607,361	6,508,485	7,768,471

Net increase in net assets	750,751	7,955,701	9,936,423

NET ASSETS:
Beginning of year	33,446,557	48,826,440	58,032,623
End of year	$34,197,308	$56,782,141	$67,969,046

Undistributed net investment income at end of year	$669,433	$1,060,745	$1,247,088

CAPITAL SHARE TRANSACTIONS:
Shares sold	343,402	726,293	925,343
Shares issued as reinvestment of distributions	118,459	95,319	88,909
Shares redeemed	(410,175)	(285,794)	(357,199)

Net increase in shares outstanding	51,686	535,818	657,053

See Notes to Financial Statements.
15

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2013

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$564,495	$778,625	$933,076
Net realized gains from sales of investments	907,139	523,040	272,907
Net change in unrealized appreciation on investments	1,626,266	3,722,328	5,827,383
Net increase in net assets resulting from operations	3,097,900	5,023,993	7,033,366

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(599,523)	(831,269)	(986,094)
Net realized capital gains	(281,810)	—	(102,825)
Total distributions to shareholders	(881,333)	(831,269)	(1,088,919)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	5,938,982	8,783,780	11,265,061
Shares issued as reinvestment of distributions	881,333	831,269	1,088,919
Shares redeemed	(5,881,573)	(3,619,200)	(3,015,339)

Net increase in net assets from capital stock transactions	938,742	5,995,849	9,338,641

Net increase in net assets	3,155,309	10,188,573	15,283,088

NET ASSETS:
Beginning of year	30,291,248	38,637,867	42,749,535
End of year	$33,446,557	$48,826,440	$58,032,623

Undistributed net investment income at end of year	$563,118	$691,667	$791,079

CAPITAL SHARE TRANSACTIONS:
Shares sold	495,901	777,123	1,031,959
Shares issued as reinvestment of distributions	72,084	70,686	95,308
Shares redeemed	(494,586)	(318,788)	(274,637)

Net increase in shares outstanding	73,399	529,021	852,630

Amounts designated as “—” are $0.

See Notes to Financial Statements.
16

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of year	$12.24	$11.39	$10.37	$10.37	$9.37

Income from investment operations:
Net investment income[1]	0.24	0.22	0.24	0.27	0.16
Net realized and unrealized gain/(loss) on investments	0.35	0.96	1.06	(0.11)	0.91
Total from investment operations	0.59	1.18	1.30	0.16	1.07

Less distributions:
From net investment income	(0.21)	(0.22)	(0.26)	(0.16)	(0.07)
From capital gains	(0.34)	(0.11)	(0.02)	0.00	0.00
Total distributions	(0.55)	(0.33)	(0.28)	(0.16)	(0.07)

Net asset value, end of year	$12.28	$12.24	$11.39	$10.37	$10.37

Total return[2]	4.78%	10.38%	12.48%	1.56%	11.41%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$34,197	$33,447	$30,291	$25,582	$25,559
Operating expenses including reimbursement/waiver/recoupment†	0.62%[3]	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.75%	0.74%	0.71%	0.71%	0.68%
Net investment income†	1.93%	1.82%	2.15%	2.55%	1.70%
Portfolio turnover rate	38%	23%	11%	70%	37%

†	These ratios do not include expenses from ETFs.

[1]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

See Notes to Financial Statements.
17

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of year	$11.78	$10.68	$9.81	$9.90	$8.91

Income from investment operations:
Net investment income[1]	0.24	0.21	0.23	0.25	0.16
Net realized and unrealized gain/(loss) on investments	0.36	1.09	1.01	(0.22)	0.89
Total from investment operations	0.60	1.30	1.24	0.03	1.05

Less distributions:
From net investment income	(0.15)	(0.20)	(0.19)	(0.12)	(0.06)
From capital gains	(0.10)	0.00	(0.18)	0.00	0.00
Total distributions	(0.25)	(0.20)	(0.37)	(0.12)	(0.06)

Net asset value, end of year	$12.13	$11.78	$10.68	$9.81	$9.90

Total return[2]	5.12%	12.22%	12.73%	0.26%	11.77%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$56,782	$48,826	$38,638	$29,542	$24,587
Operating expenses including reimbursement/waiver/recoupment†	0.62%[3]	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.74%	0.71%	0.71%	0.72%	0.70%
Net investment income†	1.98%	1.85%	2.19%	2.48%	1.73%
Portfolio turnover rate	23%	12%	6%	66%	32%

†	These ratios do not include expenses from ETFs.

[1]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

See Notes to Financial Statements.
18

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of year	$11.45	$10.15	$9.31	$9.57	$8.55

Income/(loss) from investment operations:
Net investment income[1]	0.23	0.21	0.23	0.23	0.14
Net realized and unrealized gain/(loss) on investments	0.39	1.31	1.07	(0.39)	0.93
Total from investment operations	0.62	1.52	1.30	(0.16)	1.07

Less distributions:
From net investment income	(0.14)	(0.20)	(0.16)	(0.10)	(0.05)
From capital gains	(0.05)	(0.02)	(0.30)	0.00	0.00
Total distributions	(0.19)	(0.22)	(0.46)	(0.10)	(0.05)

Net asset value, end of year	$11.88	$11.45	$10.15	$9.31	$9.57

Total return[2]	5.39%	14.97%	14.09%	(1.68)%	12.52%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$67,969	$58,033	$42,750	$30,960	$25,019
Operating expenses including reimbursement/waiver/recoupment†	0.62%[3]	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.75%	0.71%	0.71%	0.72%	0.70%
Net investment income†	1.96%	1.93%	2.30%	2.41%	1.64%
Portfolio turnover rate	22%	7%	6%	74%	35%

†	These ratios do not include expenses from ETFs.

[1]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

See Notes to Financial Statements.
19

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2014

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 4 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Fund of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) is included in a separate annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2. Significant Accounting Policies.

Use of estimates — Each Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2014, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there were no Level 3 securities held by the Funds.

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.
20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3. Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2016. Wilshire may recoup the amount of any management fee waived or expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation for each Fund, or the limitation at the time of the waiver. At December 31, 2014, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $30,654, $36,557, and $39,348, respectively, expiring in 2015; $45,932, $48,606 and $53,990, respectively, expiring in 2016; and $44,400, $68,756 and $81,265, respectively, expiring in 2017.

For the year ended December 31, 2014, the Adviser waived expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$44,400
2025 ETF Fund	68,756
2035 ETF Fund	81,265

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

Officers’ and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, and a Committee telephonic meeting fee of $500.
21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

4. Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5. Security Transactions.

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$12,869,411	$12,759,195
2025 ETF Fund	18,713,414	12,029,353
2035 ETF Fund	22,544,185	13,743,222

6. Securities Lending.

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2014 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At December 31, 2014, $6,166,113, $13,023,253 and $18,228,580 of this cash equivalent represents the collateral received for securities on loan in the 2015 ETF, 2025 ETF Fund and the 2035 ETF Fund, respectively.

7. Significant Shareholder Activity.

On December 31, 2014, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	97%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	98%

22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

8. Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2014 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$37,418,105	$3,363,211	$(360,984)	$3,002,227
2025 ETF Fund	63,912,892	6,622,692	(755,586)	5,867,106
2035 ETF Fund	77,192,169	9,149,339	(905,929)	8,243,410

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2014 and 2013, respectively were as follows:

Fund	2014 Ordinary Income	2014 Capital Gains	2013 Ordinary Income	2013 Capital Gains
2015 ETF Fund	$563,159	$908,941	$620,001	$261,332
2025 ETF Fund	691,713	471,781	831,269	—
2035 ETF Fund	791,126	269,131	986,094	102,825

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$669,435	$1,091,076	$1,261,017
Accumulated capital gain	2,011,412	2,241,633	2,132,603
Unrealized appreciation	3,002,227	5,867,106	8,243,410
Other temporary differences	(1)	10	(12)
Total distributable earnings	$5,683,073	$9,199,825	$11,637,018

23

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2014

9. Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include recharacterization of short-term capital gains received from mutual fund investments. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the reclassifications were as follows:

Fund	Increase/(Decrease) Undistributed Investment Income	Increase/(Decrease) Net Realized Capital Gains/(Losses)
2015 ETF Fund	$5,332	$(5,332)
2025 ETF Fund	7,009	(7,009)
2035 ETF Fund	5,262	(5,262)

10. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11. Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

12. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.
24

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (three series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
 March 2, 2015
25

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreement

During the six months ended December 31, 2014, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Funds”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangement; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, the approval was confirmed by a vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 19, 2014 meeting, following an extensive process. At the direction of the Independent Trustees, independent legal counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Independent Trustees held prior to the Board meeting on November 18, 2014.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Independent Trustees also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 18, 2014 to review the data Wilshire had prepared on performance. The Board also considered that it was currently reviewing potential alternative structures and arrangements for the Funds. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided
26

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreement - (Continued)

by the Adviser to the Funds pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three and five-year periods ended September 30, 2014, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to each Fund’s benchmark for the same periods. For the Wilshire 2015 ETF Fund, the Board noted that the Fund outperformed the median of its peer group for the one-, three- and five-year periods and outperformed its benchmark for the three- and five-year periods. For the Wilshire 2025 ETF Fund, the Board noted that the Fund underperformed the median of its peer group for the three- and five-year periods and its benchmark for the one-, three- and five-year periods but had competitive performance relative to its peer group for the one-year period and was in the fourth quintile for the three-year period. For the Wilshire 2035 ETF Fund, the Board noted that the Fund underperformed the median of its peer group and benchmark for the one-, three- and five-year periods but was in the fourth quintile for the one- and three-year periods. The Board took into consideration the Adviser’s explanation that the deviation in performance for the Wilshire 2025 ETF and Wilshire 2035 ETF Funds was due to the more conservative positioning of the Funds and that the Adviser rebalanced the Funds’ fixed income and small-cap positions in April 2014, which the Adviser anticipates will improve the performance of the Funds relative to their peers. Based upon the above performance, the Board determined that it was in the best interests of each Fund to continue the Advisory Agreement.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds, the actual fees paid were in a competitive range with each Fund’s peer group. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board also noted that the Adviser waives advisory fees and reimburses expenses for the Funds pursuant to an expense limitation agreement. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board noted that the Adviser does not advise other registered investment companies that are similar to the Funds. The Board concluded that the advisory fee for each Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the expense limitation agreement in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.
27

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
John C. Hindman, 44	Trustee	Since 2014	President, Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors of America	10	Wilshire Associates; Wilshire Mutual Funds, Inc. (6 Funds)
NON-INTERESTED TRUSTEES
Roger A. Formisano, 66	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	10	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 63	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	10	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 60	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	10	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 64	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	10	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange

28

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 40	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 43	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Helen Thompson, 47	Chief Compliance Officer Vice President	Since 2013 Since 2008	Managing Director, Wilshire Associates Incorporated. (since 2003)
Michael Wauters, 49	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 39	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.
29

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.
30

Wilshire Variable Insurance Trust Shareholder Voting Results (Unaudited)

A special shareholders meeting of the Trust was held on September 17, 2014. At the meeting, shareholders elected six nominees to serve as Trustees of the Trust. The shares were voted as indicated below.

VOTE ON TRUSTEES/DIRECTORS		Shares Voted	% Voted	% of Total Shares Voted
John C. Hindman	For	36,652,480.495	97.574%	94.428%
	Withheld	911,353.801	2.426%	2.347%

Margaret M. Cannella	For	36,669,024.939	97.618%	94.470%
	Withheld	894,809.357	2.382%	2.305%

Roger A. Formisano	For	36,552,754.774	97.309%	94.171%
	Withheld	1,011,079.522	2.691%	2.604%

Edward Gubman	For	36,397,153.400	96.895%	93.770%
	Withheld	1,166,680.896	3.105%	3.005%

Suanne K. Luhn	For	36,664,998.255	97.608%	94.460%
	Withheld	898,836.041	2.392%	2.315%

George J. Zock	For	36,606,741.377	97.453%	94.310%
	Withheld	957,092.919	2.547%	2.465%

31

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2015 ETF Fund	0.00%
2025 ETF Fund	0.00%
2035 ETF Fund	0.00%

32

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
 1-888-200-6796

WIL-AR-003-0700

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the Registrant’s covered officers.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $324,140 for 2013 and $212,180 for 2014.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $51,750 for 2013 and $49,950 for 2014. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $1,261,766 for 2013 and $1,199,361 for 2014.

(h)
The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 11, 2015

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March 11, 2015

*     Print the name and title of each signing officer under his or her signature.